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                 United States Security and Exchange Commission

                               Washington DC 20549

                                    Form 8-K

                                  Amendment #1

                                 Current Report

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): March 7, 2005


                            FUSA Capital Corporation
                     ---------------------------------------
                    (Formerly: Galaxy Championship Wrestling)



        Nevada;                       000-50274;               51-0520296
------------------------       ---------------------    ------------------------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
  of incorporation)                                     Identification Number)


             1420 Fifth Avenue 22nd Floor
                     Seattle, WA                                   98101
     -----------------------------------------              -------------------
     (Address of principal executive offices)                   (Zip Code)


        Registrant's telephone number, including area code: 206-274-5107
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)).


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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The Registrant has entered into a merger Agreement with FUSA Technology Investments Corp. ("FTIC") to acquire technology of that entity. FTIC is a private Nevada Corporation with certain technology. The Agreement was entered into on March 7, 2005. There is no relationship between the two companies. FTIC shareholders for 100% of the FTIC shares receive approximately 50% of the Registrant. The Registrant believes that this merger will produce substantial revenue and profits.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

The date of the transaction was completed March 7,2005. The assets acquired are software technology for internet-based search solutions. The assets were acquired from FTIC. The principals of FTIC are: Jenifer Osterwalder, President and Director, Alexander Khersonski, Director and Tommy Jo St John as significant shareholder. The principals of the Registrant, Maria Camila Maz , President and sole Director, has resigned. The Board of Directors of the Registrant are now:
Jenifer Osterwalder and Alexander Khersonski.
(See Exhibit #1)

The acquisition was made with stock of the Registrant, with the Registrant receiving 100% of the shares of FTIC.

ITEM 2.02 Results of Operations and Financial Condition.
None

ITEM 2.03 Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of a Registrant.
None

ITEM 2.04 Triggering Events That Accelerate of Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.
None

ITEM 2.05 Costs Associated with Exit or Disposal Activities
None

ITEM 2.06 Material Impairments
None

ITEM 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
None

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ITEM 3.02 Unregistered Sales of Equity Securities The Registrant is using unregistered securities to purchase FTIC. See above.

ITEM 3.03 Material Modification to Rights of Security Holders
None

ITEM 4.01 Changes in Registrant's Certifying Accountant
None

ITEM 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review
None

ITEM 5.01 Changes in Control of Registrant
The persons who now control the Registrant are Jenifer Osterwalder, President and Director and Alexander Khersonski, Director and Tommy Jo St John as significant shareholder. Former President and Director was Maria Camila Maz.

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

See attached exhibit #2, the resignation letter of Maria Camila Maz. The newly appointed officers (stated above) are effective beginning March 7, 2005

There are no employment agreements between the Registrant and the officers of the company.

ITEM 5.03 Amendments of Articles of Incorporation or By-Laws; Change in Fiscal Year
None

ITEM 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans
None

ITEM 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics
None

Section 6 (RESERVED)

ITEM 7.01 Regulation FD Disclosure
None

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ITEM 8.01 Other Events

The Registrant has changed its principle address to:
1420 Fifth Avenue
22nd Floor
Seattle, WA 98101
206-274-5107

ITEM 9.01 Financial Statements and Exhibits

The financial statements of FTIC will be filed within the required 71 calendar days after the date of this report.

  Exhibits:


2.1 Merger Agreement between Fusa Capital Corporation and Fusa Technology Investments Corp.

99.1    Minutes of a Special Meeting of the director of Fusa Capital Corporation

99.2    Resignation Letter of Maria Camila Maz, President.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: March 8, 2005                       FUSA Capital Corporation
                                           ------------------------
                                           (Registrant)


                                           /s/ Jenifer  Osterwalder
                                           -------------------------------------
                                           Jenifer  Osterwalder, President and
                                           Director


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Description of Business

FUSA Business Description
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FUSA is a leading provider of Internet based video and audio search solutions.

FUSA has proprietary search engine technology that automatically discovers, indexes and generates metadata in RSS (Really Simple Syndication) format for syndication to any Internet enabled device.

Usage of online video and audio is exploding on the public Web. There are more than 60 million broadband users in the United States today who are capable of accessing video and audio content via the Web.

With the growing availability of video and audio content across the Internet on news, sports, movie, music and other online destinations, an increase in the demand for video and audio search solutions is inevitable. As the publication of video and audio content happens more frequently, the need for search services and search tools to discover and syndicate it all will grow as well.

The same pattern is emerging for video and audio content reminiscent of the evolution of the early commercial Internet itself. Text based search services like those developed by Looksmart and Yahoo were in response to the need to organize the massive growth of websites. Search solutions specifically for video and audio content will follow a similar evolution.

FUSA will provide its solutions to three high growth customer segments:

Consumers
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FUSA  provides a free video and audio  search  engine  available on any Internet enabled device with a browser. Consumers are able to search for video and audio files and instantly view or listen to the files on any Internet enable device.

Enterprise
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FUSA will license its video and audio search software to:

1. Major online news publishers - i.e. CNN, FOX, MSNBC, Wall Street Journal
2. Major online video clip destinations - i.e. iFilm.com, Apple.com
3. Major online music content destinations - i.e. MTV.com, Apple.com
4. Major online sports destinations - i.e. ESPN, FOX Sports, Sports Illustrated

Digital Device Manufacturers

Additionally, FUSA will license its video and audio search software to manufacturers of wireless phones, set top boxes, PDA's, wireless MP3 players, personal video recorders, digital appliances, cars and kiosks.

FUSA's Proprietary Video and Audio Search Engine Technology
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FUSA has developed a complete video and audio search engine solution.
The search engine solution modules work together providing a comprehensive video and audio search engine system to discover, scrape, index and generate metadata in RSS (Really Simple Syndication) format for syndication to any Internet enabled device. The search engine solution is deployed as a stand-alone server for corporate use or in a cluster of servers in a high volume public search engine environment.


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FUSA's proprietary video and audio search engine technology can:

1. Discover and automatically index publicly available video and audio content

FUSA software can discover and automatically index video and audio content as it becomes available i.e. an online news video from CNN is released at 12:30pm EST, FUSA will discover and index it as soon as it is available.

2. Automatically add metadata to any piece of audio and video content

Metadata is information about a particular piece of video and audio content. FUSA has intelligent software that automatically analyzes a piece of video or audio content and adds metadata to it i.e. an online news video from CNN is automatically analyzed and metadata such as date, time, topic, length, free, paid and other useful metadata are automatically wrapped around the content.

3. Automatically generate metadata in RSS format for syndication to any Internet enabled device.

FUSA uses an XML-based technology called RSS, or Really Simple Syndication that enables the delivery of video and audio content to any Internet enabled device. Video and audio content is described in an XML RSS file, which includes dates, titles, descriptions, and other metadata about the content i.e. an online news video from CNN is automatically converted into an RSS file which can be syndicated to a PC, wireless phone, set top box and any other Internet enabled device.

4.  Provide   customers  and  business   partners   with  platform   independent
programmatic interfaces using HTTP, XML and SOAP standards.

These interfaces allow customers to define the specific video and audio content they want and receive search results in non-proprietary formats. FUSA Web Services provide business partners with the tools to integrate FUSA's search functionality into their own proprietary applications and services.

FUSA owns the rights to the following urls:

www.searchforvideo.com; www.searchforaudio.com; www.searchfortv.com;
www.searchforipod.com; www.searchfortivo.com; www.searchformedia.com;
www.searchforpodcasts.com.